Exhibit 10.7

EXECUTION VERSION

FIRST AMENDMENT AND WAIVER

TO CREDIT AGREEMENT

THIS FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT, dated as of March 11, 2011 (this “Amendment”), to the Existing Credit Agreement (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below) is made by MCGRATH RENTCORP, a California corporation (the “Borrower”) and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer are all parties to the Credit Agreement, dated as of May 14, 2008 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend Section 5.19 of the Existing Credit Agreement and waive any previous noncompliance by the Borrower and its Subsidiaries with the prior missing language being added in this Amendment to Section 5.19, and the Lenders are willing to effect such amendments and waivers, on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Amendment Effective Date” is defined in Article III.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

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SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

SECTION 2.1. Amendments to Section 5.19. Section 5.19 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Neither the Borrower nor any of its Subsidiaries has entered into any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor, (ii) of any Subsidiary to Guarantee the Indebtedness of the Borrower or (iii) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided that this clause (iii) does not apply to any negative pledge incurred or provided (x) in favor of any holder of Indebtedness permitted under Section 7.03(e) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness, (y) under the Prudential Note Documents or (z) under the documents evidencing any Indebtedness described in Section 7.03(f); (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person (other than pursuant to the Prudential Note Documents or any Indebtedness described in Section 7.03(f)); or (c) materially and adversely affects such Person’s business or property, assets, operations or condition, financial or otherwise.”

ARTICLE III

WAIVER

Effective on (and subject to the occurrence of) the Amendment Effective Date, the Lenders hereby waive, until the Amendment Effective Date, any Event of Default which may have resulted from the representation set forth in clause (a)(iii) of Section 5.19 of the Credit Agreement (or any other representation, contained in any Loan Document or other certified or signed document delivered in connection with any Loan Document, as to compliance with the Loan Documents or the absence of Defaults or Events of Default) being incorrect when made, but solely to the extent that any such Event of Default existed due to the absence of the amendments being made to the language of Section 5.19 in and by this Amendment.

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ARTICLE IV

CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective on the date first written above (the “Amendment Effective Date”) following receipt by the Administrative Agent of counterparts hereof executed on behalf of the Borrower and the Required Lenders.

ARTICLE V

MISCELLANEOUS

SECTION 5.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 5.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article X thereof.

SECTION 5.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.4. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 5.5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

SECTION 5.6. Full Force and Effect; Limited Amendment and Waiver. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and waivers set forth herein shall be limited precisely as provided for herein to the provisions expressly

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amended or waived herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SECTION 5.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders that, both before and after giving effect to this Amendment, all statements set forth in clauses (a) and (b) of Section 4.02 of the Credit Agreement are true and correct, except to the extent of the representation set forth in Section 5.19(a)(iii) prior to giving effect to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

MCGRATH RENTCORP

By:	/s/ Keith E. Pratt
Name: Keith E. Pratt
Title: Chief Financial Officer

First Amendment to Credit Agreement

Acknowledged by

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Dora A. Brown
Name: Dora A. Brown
Title: Vice President

First Amendment to Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Ronald J. Dorbny
Name: Ronald J. Dorbny
Title: Senior Vice President

First Amendment to Credit Agreement

BANK OF THE WEST,
as a Lender

By:	/s/ Robert Kido
Name: Robert Kido
Title: Vice President

First Amendment to Credit Agreement

Union Bank, N.A.,
as a Lender

By:	/s/ Henry Montgomery
Name: Henry Montgomery
Title: Vice President

First Amendment to Credit Agreement

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Eric R. Egan
Name: Eric R. Egan
Title: AVP

First Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/S/ Keith Winzenried
Name: Keith Winzenried
Title: Credit Executive

First Amendment to Credit Agreement

U.S. BANK N.A.,
as a Lender

By:	/s/ Dev K. Ahuja
Name: Dev K. Ahuja
Title: Assistant Vice President

First Amendment to Credit Agreement

MALAYAN BANKING BERHAD, NEW YORK BRANCH,
as a Lender

By:	/s/ Fauzi Zulkifli
Name: Fauzi Zulkifli
Title: General Manager

First Amendment to Credit Agreement